                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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     4) Date Filed:
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
                        NETWORK COMPUTING DEVICES, INC.

                                   [ADD LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 30, 1996

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Network Computing Devices, Inc., a California Corporation (the "Company"), will be held at the Company's offices at 350 North Bernardo Avenue, Mountain View, California, on Tuesday, July 30, 1996, at 2:30 p.m. for the following purposes:

        1. To elect directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified. Management's nominees for Director are Robert G. Gilbertson, Philip Greer, Paul Low, Stephen A. MacDonald and Peter Preuss.

        2. To approve an amendment to the Company's 1989 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, to a total of 5,405,850 shares.

        3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 350,000 shares to a total of 1,150,000 shares.

        4. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the current fiscal year.

        5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on June 20, 1996, are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

    All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please mark, sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has returned a proxy.

                                          By Order of the Board of Directors

                                          [ROBERT G. GILBERTSON SIGNATURE]

                                          Robert G. Gilbertson
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mountain View, California
July 2, 1996

                        NETWORK COMPUTING DEVICES, INC.
                           350 NORTH BERNARDO AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043

                            ------------------------

                                PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of Network Computing Devices, Inc., a California Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held Tuesday, July 30, 1996 at 2:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, located at 350 North Bernardo Avenue, Mountain View, California. Its telephone number at that address is (415) 694-0650.

    These proxy solicitation materials were mailed on or about July 2, 1996 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE

    Shareholders of record at the close of business on June 20, 1996 are entitled to notice of, and to vote at, the Annual Meeting. At the record date, 16,529,566 shares of the Company's Common Stock, no par value, were issued and outstanding.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING

    The shares represented by the proxies received will be voted as you direct. If you give no direction, the shares will be voted as recommended by the Board of Directors.

    Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, up to the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes are proposed to be cast has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock has one vote.

SOLICITATION

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting materials sent to shareholders. The Company has retained the services of ChaseMellon Shareholders Services, L.L.C. ("Chase") to aid in the solicitation of proxies, deliver proxy materials to brokers, nominees, fiduciaries and other custodians for distribution to beneficial owners of stock and to solicit proxies therefrom. Chase will receive a fee of $5,000 and reimbursement of all reasonable out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. Except as described above, the Company does not currently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

    Shareholder proposals intended to be considered at the 1997 Annual Meeting of Shareholders must be received by the Company no later than March 4, 1997. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission ("SEC").

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    A board of five directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. All of the nominees are currently directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In no event will the proxy holders vote proxies for more than five nominees. The five candidates receiving the highest number of affirmative votes of the shares voting at the Annual Meeting will be elected directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such time as his successor has been duly elected and qualified.

    The names of the Company's nominees for director and certain information about them are set forth below.

               NAME OF NOMINEE                     AGE                  PRINCIPAL OCCUPATION               DIRECTOR SINCE
- ---------------------------------------------      ---      ---------------------------------------------  ---------------
Robert G. Gilbertson.........................          55   President and Chief Executive Officer of the           1996
                                                             Company
Peter Preuss.................................          53   President, The Preuss Foundation, Inc. (a              1995
                                                             non-profit corporation)
Philip Greer.................................          60   Senior Managing Principal, Weiss, Peck &               1992
                                                             Greer, L.L.C. (an investment management
                                                             company)
Paul Low.....................................          63   President and Chief Executive Officer, PRL             1995
                                                             Associates (a technology consulting firm)
Stephen A. MacDonald.........................          50   President and Chief Executive Officer, Active          1995
                                                             Software, Inc. (a software company)

    Mr. Gilbertson has served as President, Chief Executive Officer and a director of the Company since May 1996. From 1993 to May 1996, Mr. Gilbertson served as President and Chief Executive Officer of CMX Systems, Inc., a manufacturer of precision measurement and positioning products. From 1985 to 1992, Mr. Gilbertson served as President and Chief Executive Officer of Data Switch Corporation, a manufacturer of high-speed computer and communication switching equipment.

    Mr. Preuss has served as director of the Company since April 1995 and as Chairman of the Board since January 1996. Mr. Preuss has served as President of The Preuss Foundation, Inc., a non-profit corporation that sponsors cancer research and related seminars and conferences, since it was founded in 1985. From 1970 to 1986 Mr. Preuss was President and Chairman of the Board of Integrated Software Systems Corporation, which he founded. Mr. Preuss is currently a director of DepoTech Corporation, a developer and manufacturer of pharmaceutical products.

    Mr. Greer has served as a director of the Company since November 1992. Mr. Greer has been a principal of Weiss, Peck & Greer, L.L.C., an investment management company, or its predecessor, since 1970. Mr. Greer is also a director of Federal Express Corporation and Robert Mondavi Corp.

    Dr. Low has served as a director of the Company since December 1995. Dr. Low has been President and Chief Executive Officer of PRL Associates, a technology consulting firm, since 1992. Prior to forming PRL Associates, from 1957 to 1960 and from 1963 to 1992, Dr. Low served in various capacities at International Business Machines Corporation ("IBM"), most recently as President of the General Products Division from 1987 to 1992 and additionally as General Manager, Technology Products and a member of IBM's Corporate Management Board from 1990 to 1992. Dr. Low also held the title of Vice President at IBM from 1984 to 1992. Dr. Low is also a director of Applied Materials Corporation, Nexgen Corporation and Solectron Corporation, as well as several privately-held corporations. Dr. Low is also a member of the Board of Trustees of Rensselaer Polytechnic Institute.

    Mr. MacDonald has served as a director of the Company since May 1995. Mr. MacDonald has served as President and Chief Executive Officer of Active Software, Inc., a software company, since April 1996. Mr. MacDonald was employed by Adobe Systems Incorporated, a software company, from 1983 to March 1996, where he served as Vice President, Sales and Marketing from 1983 to 1989 and as Senior Vice President and General Manager from 1989 to 1996. Mr. MacDonald is also a director of Verity, Inc.

    There are no family relationships among directors or executive officers of the Company.

    In connection with the purchase by Motorola, Inc. ("Motorola") of the Company's Series C Preferred Stock in May 1990, the Company agreed to include a person designated by Motorola in the slate of nominees recommended by the Company's Board of Directors or management to shareholders for election as directors at each annual meeting of shareholders and to use its best efforts to cause the election of such designee. These obligations will terminate in May 1999, or sooner upon the occurrence of certain events. See "Executive
Compensation - Compensation Committee Interlocks and Insider Participation." Edward F. Staiano served as Motorola's designee on the Board of Directors until his resignation from the Board in May 1996. Motorola currently has no designee serving on the Board and has not designated a nominee for election at the 1996 Annual Meeting of Shareholders.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held ten meetings during the year ended December 31, 1995. The Board of Directors has an Audit Committee, an Executive Committee, and a Compensation and Stock Committee. The Board of Directors has no standing nominating committee or committee performing similar functions. During the year ended December 31, 1995, no director attended fewer than 75% of the aggregate of (i) all meetings of the Board of Directors (held during the period in which such director served) and (ii) all meetings of committees of the Board on which such director served.

    The Audit Committee of the Board of Directors currently consists of Messrs. Greer and MacDonald. The Audit Committee recommends the engagement of independent auditors, consults with the independent auditors regarding the scope of annual audits and reviews the Company's system of internal accounting controls. The Audit Committee held four meetings during the year ended December 31, 1995.

    In late December, an Executive Committee of the Board of Directors ("the Executive Committee") was formed to focus primarily on technology issues related to the Company. The Executive Committee currently consists of Messrs. Preuss and Low. No meetings were held in 1995.

    The Compensation and Stock Committee of the Board of Directors (the "Compensation Committee") currently consists of Messrs. Greer and MacDonald. The Compensation Committee makes recommendations to the Board regarding executive compensation and related matters and is responsible for the administration of option grants under the Company's 1989 Stock Option Plan. The Compensation Committee held seven meetings during the year ended December 31, 1995.

            PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information known to the Company relating to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each executive officer named in the tables under "Executive Compensation," (iii) each director, and (iv) all executive officers and directors as a group, as of May 1, 1996:

                                                                                        NUMBER OF SHARES
NAME AND ADDRESS                                                                            OWNED(1)         PERCENT
- --------------------------------------------------------------------------------------  -----------------  -----------
Motorola, Inc. (2)....................................................................        1,500,000           9.1%
 1475 W. Shure Drive
 Arlington Heights, IL 60004
Edward L. Marinaro (3)................................................................          195,911           1.2%
Michael D. Harrigan (4)...............................................................          194,667           1.2%
Janak T. Pathak (5)...................................................................           48,721             *
Jack A. Bradley (6)...................................................................           20,498             *
Peter Preuss (7)......................................................................           16,249             *
Philip Greer (8)......................................................................           14,186             *
Lorraine J. Hariton (7)...............................................................           11,146             *
Edward F. Stainao (9).................................................................            9,375             *
Paul Low (7)..........................................................................            8,749             *
Stephen A. MacDonald (7)..............................................................            7,500             *
Robert G. Gilbertson (10).............................................................               --             *
John L. Fraissinet....................................................................               --             *
All executive officers and directors as a group (8 persons) (11)......................          566,510           3.5%

- ------------------------
*   Less than 1%

(1) Except as indicated and pursuant to applicable community property laws, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) Motorola has agreed to vote its shares as recommended by the Company's Board of Directors or in the same proportion as all other shareholders of the Company who vote, subject to certain exceptions. See "Certain Transactions"

(3) Includes 195,380 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996.

(4) Includes 20,791 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996.

(5) Includes 9,331 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996

(6) Includes 19,748 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996

(7) Consists of shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996.

(8) Includes 513 shares held by Mr. Greer as custodian for the benefit of his daughter, with respect to which Mr. Greer disclaims beneficial ownership. Also includes 9,375 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996.

(9) Consists of shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996. Excludes 1,500,000 shares held of record by Motorola. Mr. Staiano is an Executive Vice President of Motorola and President and General Manager of Motorola's General Systems Sector. Mr. Staiano disclaims beneficial ownership of shares held by Motorola.

(10) Mr. Gilbertson joined the Company as President, Chief Executive Officer and a director on May 20, 1996. On such date, Mr. Gilbertson was granted options to purchase 700,000 shares of Common Stock, 175,000 of which are currently exercisable.

(11) Includes 340,934 shares of Common Stock that may be acquired upon exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 1, 1996.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a). To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 1995, except that reports relating to grants of options to Messrs. Greer and Staiano under the Company's 1994 Outside Directors Stock Option Plan (the "Directors Plan") and Mr. Preuss's initial report on Form 3 following his election to the Board of Directors were filed late.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's former Chief Executive Officer, each of the four other most highly compensated executive officers of the Company (determined as of December 31, 1995) and one former executive officer who would have been among the foregoing group of officers had he remained with the Company through December 31, 1995 (collectively, the "Named Officers") for the fiscal years ended December 31, 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                    ANNUAL COMPENSATION                 COMPENSATION
                                      ------------------------------------------------  -------------
                                                                         OTHER ANNUAL   STOCK OPTIONS     ALL OTHER
NAME AND PRINCIPAL POSITION             YEAR      SALARY(1)     BONUS    COMPENSATION    (SHARES)(2)   COMPENSATION(3)
- ------------------------------------  ---------  -----------  ---------  -------------  -------------  ----------------
Edward L. Marinaro (4)..............       1995   $ 300,000   $  90,000   $   114,420(5)     400,000      $   29,065(6)
 Former President and Chief                1994      87,875      22,500        16,655(7)     515,000(8)           375
 Executive Officer
Jack A. Bradley.....................       1995     191,000       8,000            --            --           15,344(9)
 Former Vice President -- Finance          1994     158,591       8,086            --       167,000(10)           319
 and Chief Financial Officer               1993     148,888      16,000            --        35,000              302
Janak T. Pathak.....................       1995     140,000      99,955            --        10,000            1,270
 Vice President -- Sales,                  1994     220,235      12,649            --        58,000(11)           350
 NCD Systems Corp                          1993     226,069      21,100            --        12,000              334
Lorraine J. Hariton (12)............       1995     140,000      72,944            --        20,000              353
 Vice President -- Strategic               1994     140,000       7,019            --        25,000(13)           153
 Alliances                                 1993      36,115       5,395            --        25,000               30
Michael D. Harrigan.................       1995     139,375      45,950            --        30,000              767
 Vice President -- Corporate               1994     124,000      11,750            --        41,000(14)           319
 Communications                            1993     119,000      16,000            --            --              240
John L. Fraissinet (15).............       1995     122,865      92,047            --            --              140
 Former Vice President and General         1994     172,755      15,224            --        60,000(16)            69
 Manager PC-X Division                     1993      80,544       5,000            --        20,000               38

- ------------------------------
 (1) Includes amounts (if any) deferred under the Company's 401(k) Plan.

 (2) Certain amounts set forth below include options deemed to have been granted to Named Officers in replacement of previously-outstanding options that were repriced on November 9, 1994.

 (3) Except as otherwise noted, consists of the dollar value of premiums paid on life insurance for the benefit of the Named Officer.

 (4) Mr. Marinaro became an executive officer of the Company on September 15, 1994. His employment with the Company as an executive officer terminated on December 31, 1995.

 (5) Includes $48,000 in reimbursement of rent and other living expenses related to Mr. Marinaro's residence in the San Francisco Bay Area and $58,620 paid to Mr. Marinaro in reimbursement of taxes.

 (6) Consists of $23,941 paid in lieu of vacation and $5,124 representing the dollar value of premiums paid in life insurance for Mr. Marinaro's benefit.

 (7) Represents reimbursement of rent and other living expenses related to Mr. Marinaro's residence in the San Francisco Bay Area.

 (8) Includes options for 15,000 shares granted in replacement of repriced options.

 (9) Consists of $14,231 paid in lieu of vacation and $1,113 representing the dollar value of premiums paid on life insurance for Mr. Bradley's benefit.

(10) Includes options for 107,000 shares granted in replacement of repriced options

(11) Includes options for 38,000 shares granted in replacement of repriced options.

(12) Ms. Hariton joined the Company as an executive officer in September 1993.

(13) Consists of options granted in replacement of repriced options.

(14) Includes options for 21,000 shares granted in replacement of repriced options.

(15) Mr. Fraissinet joined the Company as an Executive Officer in June 1993. His employment with the Company terminated on November 30, 1995.

(16) Includes options for 40,000 shares granted in replacement of repriced options.

STOCK OPTION GRANTS

    The following table contains information concerning grants of stock options under the Company's 1989 Stock Option Plan (the "1989 Option Plan") to the Named Officers during the year ended December 31, 1995:

                             OPTION GRANTS IN 1995

                                                  INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE
                             ------------------------------------------------------------        ANNUAL RATES OF
                                            % OF TOTAL OPTIONS                               STOCK PRICE APPRECIATION
                                OPTIONS         GRANTED TO        EXERCISE                      FOR OPTION TERM(1)
                                GRANTED     EMPLOYEES IN FISCAL     PRICE     EXPIRATION   ----------------------------
NAME                          (SHARES)(2)         YEAR(3)         ($/SHARE)      DATE          5%($)         10%($)
- ---------------------------  -------------  -------------------  -----------  -----------  -------------  -------------
Edward L. Marinaro.........        400,000(4)           37.9%     $    4.00       1/3/05   $   1,006,231  $   2,549,888
Jack A. Bradley............             --              --               --           --              --             --
Janak T. Pathak............         10,000             0.9%       $    5.12       2/7/05   $      32,231  $      81,679
Lorraine J. Hariton........         20,000             1.9%       $    4.50      1/30/05   $      56,601  $     143,437
Michael D. Harrigan........         30,000             2.8%       $    4.50      1/30/05   $      84,901  $     215,155
John L. Fraissinet.........             --              --               --           --              --             --

- ------------------------
(1) Gains are reported net of the option exercise price but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on future performance of the Common Stock, as well as the optionee's continued employment through the vesting period.

(2) Except as set forth below, each option vests and becomes exercisable to the extent of 25% of the underlying shares one year following the date of grant, with the remainder vesting on a monthly basis ratably over the 36-month period thereafter.

(3) The Company granted options to purchase an aggregate of 1,056,000 shares of Common Stock to employees during the year.

(4) The option vests and becomes exercisable to the extent of 1/6 of the underlying shares on January 3, 1995, 1/6 of such shares on July 3, 1995 and 1/30 of such shares on the 15th of each month thereafter.

OPTION EXERCISES AND YEAR-END HOLDINGS

    The following table provides information with respect to the Named Officers concerning the exercise of options during 1995 and unexercised options held as of December 31, 1995:

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR,
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                                  NUMBER OF                        OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                   SHARES                      DECEMBER 31, 1995          DECEMBER 31, 1995(1)
                                 ACQUIRED ON     VALUE     --------------------------  --------------------------
NAME                              EXERCISE    REALIZED(2)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- -------------------------------  -----------  -----------  -----------  -------------  -----------  -------------
Edward L. Marinaro.............     195,000   $   770,000     253,505        466,495   $   842,315  $   1,575,810
Jack A. Bradley................      26,000   $   127,221      14,373         71,627   $    48,538  $     241,741
Janak T. Pathak................      14,000   $    79,909       1,248         34,752   $     4,241  $     104,788
Lorraine J. Hariton............       7,291   $    35,794       5,521         32,188   $    15,508  $      99,260
Michael D. Harrigan............          --            --      25,040         41,960   $    85,885  $     141,615
John L. Fraissinet.............      10,958   $    57,702          --             --            --             --

- ------------------------
(1) Based on the closing price of $7.25, as reported on The Nasdaq National Market System on December 29, 1995 (the last trading day prior to the fiscal year-end).

(2) Market price at time of exercise less exercise price.

COMPENSATION OF DIRECTORS

    The Company pays non-employee directors an annual retainer of $15,000 per calendar year, payable semiannually, plus a fee of $1,500 for each meeting of the Board of Directors they attend and $500 for each meeting of a committee they attend, plus reimbursement for transportation and other expenses incurred in attending such meetings. In 1995, Directors Preuss and Low received grants under the Company's 1989 Stock Option Plan to purchase 70,000 shares of Common Stock in consideration of their agreement to serve on the Executive Committee of the Board of Directors. Under the 1994 Outside Directors' Stock Option Plan, each non-employee director of the Company is granted an initial option for 30,000 shares of the Company's Common Stock, followed by annual grants of options for 7,500 shares each, subject to the director's continuous service on the Board of Directors. No other compensation is furnished to directors of the Company in their capacity as such.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

    The Company and Robert G. Gilbertson, its President and Chief Executive Officer, entered into an Employment Agreement on May 17, 1996. The agreement has an initial two-year term, commencing May 20, 1996, and will be automatically renewed annually for successive one-year terms unless either party provides notice of termination at least 60 days prior to the end of the term. The agreement fixes Mr. Gilbertson's annual salary at $300,000, subject to annual increases, if any, and provides for an incentive bonus award based on the achievement of certain financial objectives. The incentive bonus award will be equal to 50% of base salary when 100% of the financial objectives are met, with an overachievement award being paid at 1.5% for each 1% of achievement in excess of such financial objectives with a cap of 200% of base salary. The agreement also provides for reimbursement of reasonable out-of-pocket and ordinary expenses for commuting or relocating to the Mountain View area and necessary business expenses incurred in performing services as President and Chief Executive Officer. The agreement also provides that all stock options currently held by Mr. Gilbertson under the Company's 1989 Stock Option Plan will vest in full and become fully exercisable in the event of any change in control of the Company after six months from the employment date. In the event of a change of ownership within the first six months of his employment, Mr. Gilbertson will be paid a minimum of $500,000. In the event Mr. Gilbertson is terminated other than for cause, or if he voluntarily terminates his employment because of a material change in his job duties or title or specified acts of misconduct by the Company, he is entitled under the agreement to receive a severance payment equal to his then-current base salary for a period equal to the term of employment remaining under the agreement (but not less than 12 months), and is additionally entitled to receive up to $40,000 in outplacement assistance.

    The Company and Rudolf G. Morin, its Executive Vice President, Operations and Finance, entered into an Employment Agreement on May 24, 1996. The agreement has an initial two-year term, commencing May 28, 1996, and will be automatically renewed annually for successive one-year terms unless either party provides notice of termination at least 60 days prior to the end of the term. The agreement fixes Mr. Morin's annual salary at $250,000, subject to annual increases, if any, and provides for an incentive bonus award based on the achievement of certain financial objectives. The incentive bonus award will be equal to 50% of base salary when 100% of the financial objectives are met, with an overachievement award being paid at 1.5% for each 1% of achievement in excess of such financial objectives with a cap of 200% of base salary. The agreement also provides for reimbursement of reasonable out-of-pocket and ordinary expenses for commuting or relocating to the Mountain View area and necessary business expenses incurred while performing services as Executive Vice President, Operations and Finance. As part of the employment agreement, Mr. Morin will be granted options to purchase 350,000 shares of the Company's common stock under the 1989 Stock Option Plan. The agreement provides that all stock options to be granted to Mr. Morin will vest in full and become fully exercisable in the event of any change in control of the Company. In the event Mr. Morin is terminated other than for cause, or if he voluntarily terminates his employment because of a material change in his job duties or title or specified acts of misconduct by the Company, he is entitled under the agreement to receive a severance payment equal to his then-current base salary for a period equal to the term of employment remaining under the agreement (but not less than 12 months), and is additionally entitled to receive up to $40,000 in outplacement assistance.

    The Company and Jack A. Bradley entered into a Confidential Separation Agreement dated June 28, 1996. Pursuant to the agreement, Mr. Bradley resigned as Vice President, Finance, Chief Financial Officer and a Director of the Company, effective June 28, 1996. The agreement provides that, for a period of 18 months after June 28, 1996, Mr. Bradley will receive severence payments of $20,000 per month. Under the agreement, Mr. Bradley has agreed to provide consulting services to the Company through December 1997 to facilitate the transfer of his responsibilities as Chief Financial Officer and to hold himself available to provide additional part-time consulting services as needed, on a schedule consistent with such duties as Mr. Bradley may have as a full-time employee elsewhere. The agreement also provides that the stock options granted to Mr. Bradley will continue to vest through December 1997.

    The Company and Edward L. Marinaro entered into a Confidential Separation Agreement dated November 9, 1995. Pursuant to the agreement, Mr. Marinaro resigned as President and Chief Executive Officer effective December 31, 1995 and as a director effective August 31, 1996, and the Company agreed to elect Mr. Marinaro as Vice Chairman of the Board of Directors effective as of the date of his resignation as President. Notwithstanding the foregoing, Mr. Marinaro will not be standing for reelection at the 1996 Annual Meeting of Shareholders. The agreement provides that, for a period of 18 months after December 31, 1995, Mr. Marinaro will continue to receive his base salary as in effect on December 31, 1995. Mr. Marinaro's annual salary as of such date was $300,000. The agreement also provides that the stock options granted to Mr. Marinaro in 1994 and 1995 will continue to vest until August 31, 1996. Under the agreement, Mr. Marinaro has agreed to provide consulting services to the Company through August 31, 1996 to facilitate the transfer of his responsibilities as Chief Executive Officer and to hold himself available to provide additional part-time consulting services as needed, on a schedule consistent with such duties as Mr. Marinaro may have as a full-time employee elsewhere.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Committee currently consists of Philip Greer and Stephen A. MacDonald. During the year ended December 31, 1995, the Compensation Committee consisted of Mr. Greer and Edward F. Staiano. Mr. Staiano is an Executive Vice President of Motorola, with which the Company has entered into certain transactions described below.

    The Company and certain shareholders (collectively, the "Holders") who purchased shares of the Company's Series A, Series B and Series C Preferred Stock (all of which were converted to Common Stock in connection with the Company's initial public offering), including Motorola, are parties to a Restated Investor Rights Agreement dated May 2, 1990 (the "Investor Rights Agreement"), which entitles the Holders to certain rights with respect to the registration of such shares under the Securities Act of 1933, as amended (the "Securities Act"). Under the terms of the Investor Rights Agreement, if the Company proposes to register securities under the Securities Act, either for its own account or for the account of other security holders exercising registration rights, the Holders are entitled to notice of such registration and are entitled to include shares of Common Stock therein. The Holders also have the right to demand that the Company file a registration statement under the Securities Act at the Company's expense at any time with respect to their shares of Common Stock, and the Company is required to use its best efforts to effect such registration. In addition, the Holders may require the Company to file registration statements on Form S-3. These rights are subject to certain conditions and limitations, including the right of the underwriters of an offering to limit the number of shares to be included in such registration and the right of the Company not to effect a requested registration within 90 days following any offering of securities for the account of the Company. Generally, the Company is required to bear the expense of all such registrations, except for stock transfer taxes and underwriters' discounts or commissions relating to the sale of securities.

    Also pursuant to the Investor Rights Agreement, Motorola agreed that it would not purchase additional shares of the Company's stock if the purchase would result in its owning more than 10% of the Company's total voting securities, subject to certain exceptions. Motorola has agreed that, subject to certain conditions and exceptions, prior to making any sale or transfer of its shares of the Company's voting stock, it will give the Company the opportunity to purchase such shares. In addition, the Company has the right to purchase shares held by Motorola in the event of a "change in control" of Motorola (as defined in the agreement). Furthermore, Motorola is required to vote its shares as recommended by the Company's Board of Directors or in the same proportion as all other shareholders of the Company who vote, subject to certain exceptions. The Company has agreed to include a person designated by Motorola (if any) in the slate of nominees recommended by the Company's Board of Directors or management to shareholders for election as directors at each annual meeting of the shareholders and to use its best efforts to cause the election of such designee. Through May 1996, Motorola's representative on the Company's Board of Directors was Edward F. Staiano, an executive officer of Motorola. Motorola currently has no designee serving on the Board, and has not designated a nominee for election at the 1996 Annual Meeting of Shareholders. The rights and restrictions described above will terminate on the earlier of (i) May 1999, (ii) the commencement of a tender offer for more than 40% of the Company's voting stock, (iii) the date on which another entity acquires 30% or more of the Company's voting stock, (iv) the date on which Motorola holds less than 5% of the Company's voting stock, or (v) a "change of control" of Motorola.

    Motorola is the Company's largest OEM customer and also purchases the Company's products as an end-user customer. In 1995, Motorola purchased $10.3 million of the Company's products.

CHANGES TO BENEFIT PLANS

    The Company has proposed an amendment to the 1989 Option Plan to increase the number of shares reserved for issuance thereunder. The Company has also proposed an amendment to the Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder. The following table sets forth grants of stock options under the 1989 Option Plan, and the number of shares purchased in association with the Employee Stock Purchase Plan, during the last calendar year by (1) the Named Officers, (2) all current executive officers as a group, (3) all current directors who are not executive officers as a group, and
(4) all employees, including all officers who are not executive officers, as a group.

                      1995 ACTIVITY RELATED TO STOCK PLANS

                                                                     1989 STOCK                EMPLOYEE STOCK
                                                                    OPTION PLAN                PURCHASE PLAN
                                                             --------------------------  --------------------------
                                                             EXERCISE PRICE    NUMBER    PURCHASE PRICE    NUMBER
NAME AND POSITION                                              (PER SHARE)    OF SHARES     PER SHARE     OF SHARES
- -----------------------------------------------------------  ---------------  ---------  ---------------  ---------
Edward L. Marinaro ........................................     $    4.00       400,000     $    4.70           531
 Former President and
 Chief Executive Officer
Jack A. Bradley ...........................................            --            --            --            --
 Former Vice President -- Finance and
 Chief Financial Officer
Janak T. Pathak ...........................................     $    5.12        10,000            --            --
 Vice President -- Sales,
 NCD Systems Corporation
Lorraine J. Hariton .......................................     $    4.50        20,000     $    5.95         1,995
 Vice President -- Strategic Alliances
Michael D. Harrigan .......................................     $    4.50        30,000     $    5.04         3,038
 Vice President -- Corporate Communications
John L. Fraissinet ........................................            --            --     $    5.20         4,367
 Former Vice President and General Manager,
 PC-X Division
Executive Group (8 persons)................................     $    4.08       460,000     $    5.23        13,362
Non-Executive Director Group (5 persons)...................     $    7.25       140,000            --            --
Non-Executive Officer Employee Group.......................     $    5.12       596,000     $    5.04       162,816

                 REPORT OF THE COMPENSATION AND STOCK COMMITTEE
                           OF THE BOARD OF DIRECTORS

    Annual compensation of the Company's executive officers is determined by the Compensation and Stock Committee (the "Compensation Committee"). The Compensation Committee recommends the amount of salary and bonus to be paid to each executive officer, which is subject to approval and ratification by the Board of Directors. The Compensation Committee is also responsible for administering the 1989 Option Plan, including the awarding of options under such plan.

COMPENSATION PHILOSOPHY

    The Company's compensation programs for executive officers are designed to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers who are likely to contribute to the long-term success of the Company. The Company also believes that a strong link should exist between executive compensation and the value received by shareholders.

COMPONENTS OF COMPENSATION

    SALARY

    In setting base salary levels, the Company initially reviews the salary structure and pay practice data of other companies in similar industries. In doing so, the Company compares itself to a group of computer, networking and systems companies of similar size and capitalization using information compiled by an independent compensation consulting firm. There are currently approximately 300 companies in this comparison group.

    Salaries are generally reviewed annually by the Compensation Committee and are subject to increases based on (i) the Compensation Committee's determination that the individual's level of contribution to the Company has increased since his or her salary had last been reviewed and (ii) increases in median competitive pay levels.

    EXECUTIVE BONUS PLAN

    An Executive Bonus Plan was implemented in 1992 ("the 1992 Plan"). Executive officers covered by the 1992 Plan are eligible for bonuses equal to 20% of their base salary if the Company achieves the stated revenue and net income per share goals for the fiscal year. If the Company achieves 110% of these goals, the bonus is increased to 30% of base salary. To help the Company to retain talented executives, the earned bonus under the 1992 Plan is paid in two equal installments, one in the month following the end of the Company's fiscal year and the other one year later. The Company did not achieve the stated revenue and net income goals for 1995, and no bonuses were paid in association with the 1992 Plan. Certain individual bonuses were paid as a result of obligations pursuant to employment agreements or individual contributions as evaluated by the Compensation Committee.

    In 1996, the Compensation Committee created the Employee Incentive Plan ("the Incentive Plan"), in which all employees of the Company, including officers, participate. The Incentive Plan was designed to align the interests of employees with those of shareholders, and to reward employees for contributing to the ongoing financial success of the Company. The Incentive Plan pays employees, at varying percentages of base salary, a bonus which is funded by ten percent of pretax, prebonus operating income.

    STOCK OPTION PLAN

    As is typical with growing technology companies, a significant component of the compensation provided to the Company's executive officers is in the form of equity participation through stock options granted under the 1989 Option Plan. As a result, the Company's executive officers are directly rewarded for the Company's success and given an additional incentive to contribute to the Company's future success and maximize shareholder value. Options granted under the 1989 Option Plan generally vest over a four-year period, to encourage employees to remain with the Company on a long-term basis.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

    The compensation paid to Edward L. Marinaro, the Company's President and Chief Executive Officer during 1995, was determined in accordance with an employment agreement dated September 16, 1994, which was negotiated at arm's length between the Company and Mr. Marinaro and approved and ratified by the Compensation Committee. The Agreement fixed Mr. Marinaro's annual salary at $300,000, subject to annual discretionary increases, plus an annual minimum bonus equal to 30% of his annual salary. The agreement also provided for an incentive bonus based on the achievement of financial goals and performance objectives to have been established by the Board of Directors in consultation with Mr. Marinaro, provided that final determination of such goals and objectives would be made by the Board. No incentive bonus was paid to Mr. Marinaro for any period during which he served as Chief Executive Officer. The Agreement further entitled Mr. Marinaro to option grants for an aggregate of 900,000 shares under the 1989 Option Plan, with an option for 500,000 shares to be granted in 1994 and an option for 400,000 shares to be granted in 1995. Such options were granted in accordance with "the Employment Agreement." Finally, the Agreement provided for reimbursement of expenses incurred for travel between Mr. Marinaro's home in Southern California and the Company's headquarters in Mountain View, rental expenses for a house in the San Francisco Bay Area, and automobile expenses. See "Executive Compensation -- Employment, Severance and Change of Control Arrangements."

    The compensation payable to Robert G. Gilbertson, the Company's current President and Chief Executive Officer, is determined in accordance with an employment agreement dated May 17, 1996, which was negotiated at arm's length between the Company and Mr. Gilbertson, and was approved and ratified by the Compensation Committee. The agreement fixes Mr. Gilbertson's base salary at

$300,000 per year, and provides for an incentive bonus award based on the performance of certain financial objectives. The incentive bonus award will be equal to 50% of base salary when 100% of the financial objectives are met, with an over achievement award being paid at 1.5% for each 1% of achievement in excess of such financial objectives with a cap of 200% of base salary. In addition, the agreement entitles Mr. Gilbertson to option grants for 700,000 shares of common stock. The agreement also provides for the reimbursement of reasonable expenses incurred for commuting or relocation between Mr. Gilbertson residence in Connecticut and the Company's headquarters in Mountain View, California, and housing costs while in Mountain View and other necessary business expenses. See "Executive Compensation -- Employment, Severance and Change of Control Arrangements."

                                          COMPENSATION AND STOCK COMMITTEE

                                          Philip Greer
                                          Stephen A. MacDonald

                               PERFORMANCE GRAPH

    Set forth below is a graph indicating cumulative total return at December 31, 1992, 1993, 1994 and 1995 on $100 invested, alternatively, in the Company's Common Stock, the CRSP Total Return Index for the Nasdaq Stock Market and the Nasdaq Computer Manufacturing Stocks Index on June 4, 1992 (the date of the Company's initial public offering),

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NETWORK COMPUTING     CRSP TOTAL RETURN INDEX       NASDAQ COMPUTER
                                  for the Nasdaq Stock Mar-
                 Devices, Inc.                          ket   Manufacturing Stocks
6/4/92                 $100.00                      $100.00                $100.00
12/31/92               $125.00                      $115.85                $125.96
12/31/93                $58.25                      $132.99                $119.37
12/31/94                $35.42                      $130.00                $131.11
12/31/95                $59.38                      $183.87                $206.52

                                                                   6/4/92    12/31/92   12/31/93   12/31/94   12/31/95
                                                                  ---------  ---------  ---------  ---------  ---------
Network Computing Devices, Inc..................................  $   100.0  $  125.00  $   56.25  $   35.42  $   59.38
CRSP Total Return Index for the Nasdaq Stock Market.............  $   100.0  $  115.85  $  132.99  $  130.00  $  183.87
Nasdaq Computer Manufacturing Stock.............................  $   100.0  $  125.96  $  119.37  $  131.11  $  206.52

                              CERTAIN TRANSACTIONS

    As discussed above, the Company has entered into Employment Agreements with Robert G. Gilbertson and Rudolph G. Morin, and Confidential Separation Agreements with Edward L. Marinaro and Jack Bradley. See "Executive Compensation
- -- Employment, Severance and Change of Control Agreements."

    As  discussed above, the Company and the Holders are parties to the Investor
Rights  Agreement.  See  "Executive   Compensation  --  Compensation   Committee
Interlocks and Insider Participation."

    Also as discussed above, the Company and Motorola are parties to the Purchase Agreement. See "Executive Compensation -- Compensation Committee Interlock and Insider Participation."

    The Company's Bylaws provide that the Company shall indemnify its directors and officers to the full extent permitted by California law. The Company has entered into indemnification agreements with certain of its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified and to obtain directors' and officers' insurance if available on reasonable terms. The Company maintains insurance covering officers and directors.

                                 PROPOSAL NO. 2
                    AMENDMENT TO THE 1989 STOCK OPTION PLAN

    At the Annual Meeting, the shareholders are being asked to approve an amendment to the Company's 1989 Stock Option Plan (the "1989 Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, to a total of 5,405,850 shares (which includes shares previously issued upon the exercise of options granted under the 1989 Option
Plan). Management believes that the availability of additional options to purchase Common Stock is necessary to attract new key officers and other employees, and to enable the Company to continue to provide its employees with equity ownership as an incentive to contribute to the Company's success. The Board has approved the increase, subject to shareholder approval.

    The Company recently granted options for 700,000 shares of Common Stock to Robert G. Gilbertson as part of the compensation package that the Company negotiated with Mr. Gilbertson to attract him as its new President and Chief Executive Officer. These options depleted the remaining 435,000 shares available for grant under the 1989 Option Plan and included options for an additional 265,000 shares granted outside the 1989 Option Plan. In addition, in connection with the hiring of its new Executive Vice President, Operations and Finance, Rudolph G. Morin, the Company agreed to issue Mr. Morin an option to purchase 350,000 shares under the 1989 Option Plan. See "Executive Compensation -- Employment, Severance and Change of Control Arrangements." Moreover, the Company is in the process of recruiting additional senior executives and key employees as part of its efforts to strengthen its business and improve operating results and expects to make substantial option grants under the 1989 Option Plan in connection with such hiring efforts.

    The 1989 Option Plan currently provides for the issuance of 4,405,850 shares of Common Stock upon the exercise of options granted thereunder. As of May 1, 1996, options for 2,396,276 shares were outstanding at a weighted average exercise price of $4.47 per share and options for 1,592,042 shares had been exercised. The closing price of the Company's Common Stock reported on The Nasdaq National Market on May 1, 1996 was $3.625 per share.

SUMMARY OF THE 1989 STOCK OPTION PLAN

    Set forth below is a summary of the principal features of the 1989 Option Plan. Such summary is qualified in its entirety by the specific language of the 1989 Option Plan, a copy of which is available to any shareholder upon request. Additional information concerning options outstanding under the 1989 Option Plan is set forth under "Executive Compensation."

    PURPOSE

    The purpose of the 1989 Option Plan is to advance the interests of the Company and its shareholders by giving employees, non-employee directors and consultants a proprietary interest in the success of the Company, thus providing them with an additional incentive to contribute toward the Company's success.

    ADMINISTRATION

    The 1989 Option Plan is administered by the Board of Directors of the Company, or by a committee appointed by the Board and consisting of at least two members of the Board. The 1989 Option Plan is currently being administered by the Compensation Committee, which consists of two directors who are "disinterested" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The interpretation and construction of any provision of the 1989 Option Plan by the Board or the committee are deemed to be final and conclusive.

    ELIGIBILITY

    The 1989 Option Plan provides that options may be granted to employees (including officers and employee directors), non-employee directors and consultants of the Company and its majority-owned subsidiaries. The Compensation Committee selects the participants and determines the number of shares to be subject to each option.

    The 1989 Option Plan provides that the number of shares subject to options that may be granted under the 1989 Option Plan to any employee during any fiscal year shall not exceed (i) 500,000 in the case of any employee who serves as Chairman of the Board, President, Chief Executive Officer or Chief Operating Officer at any time during such fiscal year or (ii) 250,000 in the case of any other employee. In addition, the value of the shares subject to all incentive stock options held by an optionee that become exercisable for the first time during any calendar year may not exceed $100,000 (determined as of the date of grant).

    TERMS OF OPTIONS

    Each option is evidenced by a stock option agreement between the Company and the person to whom such option is granted, which sets forth the terms and conditions of the option. The following terms and conditions generally apply to all options, unless the stock option agreement provides otherwise:

    EXERCISE OF THE OPTION. The optionee must earn the right to exercise his option by continuing to work for the Company. The Compensation Committee determines when options granted under the 1989 Option Plan may be exercisable. An option may be exercised by written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased (which may not be less than 10 shares), along with tender of payment to the Company of the purchase price. Unless otherwise provided in the stock option agreement, the purchase price of shares purchased upon exercise of an option may be paid by any of the following means, or by any combination thereof: (i) cash; (ii) check;
(iii) other shares of the Company's Common Stock; (iv) a cashless exercise/sale procedure (through which the funds to pay for the shares purchased upon exercise of an option are delivered to the Company by a broker upon receipt of stock certificates representing the shares being purchased); or (v) a cashless exercise/loan procedure (through which the funds to pay for the shares purchased upon exercise of an option are obtained from a margin loan from a broker) on or before the settlement date for the sale of such shares to the broker.

    EXERCISE PRICE. The exercise price of options granted under the 1989 Option Plan is determined by the Compensation Committee and must not be less than: (i) the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options; or (ii) 85% percent of such fair market value in the case of nonstatutory stock options. Where the participant owns stock representing more than 10% of the total combined voting power of the Company's outstanding capital stock, the exercise price for a stock option must not be less than 110% of such fair market value.

    TERMINATION OF EMPLOYMENT. If an optionee's employment or other service with the Company terminates for any reason other than permanent and total disability or death, options under the 1989 Option Plan may be exercised not later than 30 days after such termination (or such other period of time as is determined by the Compensation Committee), but may be exercised only to the extent the options were exercisable on the date of termination, subject to the condition that no option may be exercised after expiration of its term.

    DISABILITY. If an optionee should become permanently and totally disabled while employed by or engaged in other service for the Company, or within 90 days after termination of employment or other service, and such employment or other service was not interrupted from the date of the option grant through the date of disability or termination, options may be exercised at any time within 90 days following the date of disability, but only to the extent the options were exercisable on the date of termination or disability, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    DEATH. If an optionee should die while employed by or engaged in other service to the Company, or within 90 days after termination of employment or other service, and such employment or other service was not interrupted from the date of the option grant through the date of death or termination, options may be exercised at any time within six months following the date of death, but only to the extent the options were exercisable on the date of termination or death, whichever occurs first, subject to the condition that no option may be exercised after expiration of its term.

    TERMINATION OF OPTIONS. All options granted under the 1989 Option Plan expire on the date specified in the option agreement, but in no event shall the term of such options exceed 10 years. However, no options granted under the 1989 Option Plan to any participant who owns stock possessing more than 10% of the total combined voting power of the Company's outstanding capital stock may have a term exceeding five years from the date of grant.

    NONTRANSFERABILITY OF OPTIONS. An option is not transferable by the optionee other than by will or the laws of descent and distribution and is exercisable during his lifetime only by him, or in the event of his death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

    OTHER  PROVISIONS.    The option  agreement  may contain  such  other terms,
provisions and conditions not inconsistent with the 1989 Option Plan as may be determined by the Compensation Committee.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event of any change in the Company's capital structure (whether by reason of any recapitalization, stock dividend, stock split, combination of shares or other similar change in corporate structure), appropriate adjustments shall be made in the number of shares subject to each option and the per share exercise price therefor.

    Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options granted prior to April 27, 1992 shall terminate, provided that all optionees shall be given not less than 10 days notice of such event and the vesting and exercisability of each outstanding option shall be accelerated so that the optionee may, within such ten-day period, exercise up to the entire unexercised portion of the options. Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options granted prior to April 27, 1992 shall either be assumed by the surviving entity or shall be subject to acceleration and subsequent termination as set forth above if the required notice has been given. Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company, all outstanding options granted on or after April 27, 1992 shall terminate if they are not exercised, but there will be no acceleration of the vesting provisions of such options. Upon any merger or consolidation in which the Company is not the surviving corporation, all outstanding options granted on or after April 27, 1992 shall either be assumed by the surviving entity or shall terminate, unless otherwise determined by the Board.

    AMENDMENT AND TERMINATION OF THE 1989 OPTION PLAN

    The Board of Directors may amend the 1989 Option Plan at any time or from time to time or may terminate it without the approval of the shareholders; provided, however, that shareholder approval is required for any amendment that increases the maximum number of shares for which options may be granted, changes the standards of eligibility, or materially increases the benefits which may accrue to participants under the 1989 Option Plan. However, no such action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1989 Option Plan. In any event, the 1989 Option Plan shall terminate in April 1999.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS

    Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), provides favorable federal income tax treatment for "incentive stock options." When an option granted under the 1989

Option Plan qualifies as an incentive stock option, the optionee does not recognize income for federal income tax purposes upon grant or exercise of the incentive stock option (unless the alternative minimum tax applies as discussed below). The Company is not allowed a deduction for federal income tax purposes as a result of the exercise of the incentive stock option regardless of the applicability of the alternative minimum tax. Upon a sale of the shares (assuming that the sale occurs no sooner than two years after the grant of the option and one year after the receipt of the shares by the optionee), any gain or loss will be treated as long-term capital gain or loss for federal income tax purposes.

    The favorable federal income tax consequences described above will not apply to the extent the optionee disposes of the shares acquired within one year of the date of exercise or two years of the date of grant of the option (hereinafter a "disqualifying disposition"). In the event of a disqualifying disposition, the optionee generally will recognize ordinary income in the year of disposition equal to the amount by which the fair market value of the stock at the date of exercise exceeds the exercise price. Any additional gain will be long-term or short-term gain, depending on how long the optionee has held the stock. A different rule for measuring income upon a disqualifying disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company.

    ALTERNATIVE MINIMUM TAX FOR NON-CORPORATE TAXPAYERS

    The excess of the stock's fair market value over the exercise price of an incentive stock option, which is generally not subject to tax at the time of exercise, is treated as an item of income in determining an individual taxpayer's alternative minimum tax liability. In determining alternative minimum tax liability in subsequent years, however, the optionee will be entitled to increase the basis of the stock by the amount of this income adjustment. Furthermore, if there is a disqualifying disposition of the stock in the year of exercise, the alternative minimum taxable income adjustment will be limited to the gain on the sale.

    NONSTATUTORY STOCK OPTIONS

    Options granted under the 1989 Option Plan that do not qualify as incentive stock options are considered "nonstatutory" stock options and will not qualify for any special tax benefits to the optionee. Because the Company's stock options are not deemed to have a readily ascertainable value, the optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of a nonstatutory stock option, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the option price. Upon a sale of the shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income, will be treated as capital gain or loss.

    The income recognized by the optionee will be treated as wage compensation and will be subject to federal and state income tax and F.I.C.A. withholding by the Company out of the current earnings paid to the optionee.

    COMPANY TAX DEDUCTIONS

    The Company generally will be allowed a tax deduction to the extent and in the year that compensation income is recognized by the optionee upon the exercise of nonstatutory stock options, provided the Company has withheld income taxes in accordance with the law. The Company receives no deduction in connection with the exercise of an incentive stock option. In the event of a disqualifying disposition, however, the Company will be allowed a deduction for the amount of income recognized by the optionee with respect to his exercise for the tax year of the Company in which the disqualifying disposition occurs.

    The foregoing summary of the effect of current federal income taxation upon optionees and the Company with respect to the grant of options for, and the purchase and subsequent disposition of, shares under the 1989 Option Plan does not purport to be complete, and reference is made to the applicable provisions of the Code. The foregoing summary also does not reflect provisions of the income tax laws of any state or foreign jurisdiction in which optionees may reside, and does not address prospective estate, gift and other tax consequences of acquiring stock under the 1989 Option Plan.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
          THE APPROVAL OF THE AMENDMENT TO THE 1989 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3
                 AMENDMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

    At the Annual Meeting, shareholders are being asked to approve an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 350,000 shares, to a total of 1,150,000 shares. On May 31, 1996, 771,206 shares of Common Stock had been purchased under the Purchase Plan, at an average purchase price of $5.57 per share, and 28,794 shares remained available for purchase.

    Employee stock purchase plans of this type are a standard and competitive perquisite in high technology companies. The Company believes that the Purchase Plan is necessary to attract and retain qualified employees, and that the increase is necessary to ensure that there will be a sufficient number of shares issuable thereunder to satisfy near term requirements.

SUMMARY OF THE PURCHASE PLAN

    GENERAL

    The Purchase Plan was adopted by the Company's Board of Directors and shareholders in March 1992. An aggregate of 800,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. Subject to shareholder approval, the Board of Directors has approved an amendment to increase the number of shares reserved for issuance under the Purchase Plan by 350,000 shares, to a total of 1,150,000 shares.

    The Purchase Plan, and the rights of participants to make purchases thereunder, is intended to qualify as an "employee stock purchase plan" under Sections 421 and 423 of the Internal Revenue Code. See "Federal Income Tax Consequences" below.

    The Purchase Plan is not qualified under Section 401(a) of the Internal Revenue Code and is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

    PURPOSE

    The purpose of the Purchase Plan is to enable the Company to offer incentives to its employees, so as to attract and retain the best available officers and employees for positions of substantial responsibility, and to promote the success of the Company's business.

    ADMINISTRATION

    The Purchase Plan may be administered by the Board of Directors or by a committee appointed by the Board (the "Committee") and is currently being administered by the Board of Directors. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan: however, no member of the Committee, while serving as such, shall be eligible to participate in the Purchase Plan. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.

    ELIGIBILITY

    Any individual (including officers and employee directors) who is customarily employed by the Company or a designated subsidiary for at least 20 hours per week and more than five months per calendar year is eligible to participate in the Purchase Plan.

    No employee is permitted to purchase shares under the Purchase Plan if such employee owns, directly or indirectly (including stock purchasable under any outstanding purchase rights), five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. In addition, purchase options granted to a participant under the Purchase Plan (and all other purchase plans of the Company and its subsidiaries) may not permit such individual to purchase Common Stock having a fair market value of more than $25,000 (valued at the time each purchase right is granted) during any one calendar year.

    OFFERING DATES

    The Purchase Plan is implemented in one-year offering periods beginning on each June 1 and ending on May 31 of the following year. The Board or Committee, at its discretion, may redesignate the commencement and termination date of subsequent offering periods and may designate special short offering periods in connection with such redesignations, but no such redesignation shall affect an offering period in progress.

    Each offering is divided into two six-month "purchase periods" during which contributions are made through payroll deductions and at the end of which (the "Purchase Date") shares are issued based on the contributions made during the purchase period. A purchase period commencing on December 1 ends on the following May 31. A purchase period commencing on June 1 ends on the following November 30.

    GRANT OF OPTION; PURCHASE OF STOCK

    At the beginning of an offering period, each participant is granted a purchase option to purchase up to the number of shares equal to the participant's accumulated payroll deductions at the end of each purchase period (at the rate designated by such employee, not to exceed an amount equal to 10% of the participant's compensation during the applicable purchase period) divided by 85% of the fair market value of a share of the Company's Common Stock at the beginning of the offering period. If the total number of shares that would otherwise be subject to options exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company will make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable.

    Executing the enrollment agreement to participate in the Purchase Plan does not obligate the employee to make the stock purchase; the enrollment agreement is merely an election by the employee to have shares placed under option to him. Unless the employee's participation is withdrawn as provided in the Purchase Plan, his option for the purchase of shares will be exercised automatically at each Purchase Date, and the maximum number of full shares subject to option that are purchasable with the accumulated payroll deductions in his account will be purchased for him at the applicable option price. Any cash remaining to the credit of a participant's account under the Purchase Plan after the purchase of shares at the end of an offering period is returned to the participant without interest.

    PURCHASE PRICE

    The purchase price of the Common Stock acquired at the end of a purchase period will be equal to the lesser of (i) 85% of the fair market value per share of Common Stock on the date on which such offering period begins or (ii) 85% of the fair market value per share of Common Stock on the Purchase Date. The fair market value of the Common Stock shall be the opening sales price as reported on The Nasdaq National Market on the date of determination.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares to be acquired under the Purchase Plan is accumulated by payroll deductions over the offering period. The deductions may not exceed 10% of the total compensation which a participant receives during the offering period, and shall not be less than $10.00 per month. A participant may discontinue his participation the Purchase Plan (see "Withdrawal from the Purchase Plan" below) or may decrease, but not increase, his rate of payroll deductions at any time during the offering period. Payroll deductions for a participant shall commence on the first payday following the commencement of the offering period and shall continue until altered or terminated as provided in the Purchase Plan.

    All payroll deductions made for a participant are credited to his account under the Purchase Plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company under the Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    NONASSIGNABILITY

    Purchase rights will be exercisable only by the participant. No purchase rights, including but not limited to accumulated payroll deductions and any rights with regard to the exercise of a purchase option or to receive shares under the Purchase Plan, may be assigned, transferred, pledged or otherwise disposed of in any way (other than upon death of a participant as provided in the Purchase Plan) for any reason.

    WITHDRAWAL FROM THE PURCHASE PLAN

    A participant may terminate his participation in the Purchase Plan and his interest in the then-current offering period in whole, but not in part, by giving written notice to the Company of his election to withdraw all of the accumulated payroll deductions credited to his account under the Purchase Plan. Such withdrawal may be elected by a participant at any time prior to the end of the applicable offering period. Any withdrawal by the participant of his accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period of the Purchase Plan. A participant's withdrawal from an offering period will not have any effect upon his eligibility to participate in subsequent offerings under the Purchase Plan or in any similar plan which may hereafter be adopted by the Company.

    TERMINATION OF EMPLOYMENT

    Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company or any designated subsidiary for at least 20 hours per week during the applicable offering period, cancels his participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    In the event that any change is made to the Company's outstanding Common Stock (whether by reason of any recapitalization, stock dividend, stock split, combination of shares, or other similar change in corporate structure effected without receipt of consideration), appropriate adjustments will be made to (i) the class and maximum number of shares purchasable under the Purchase Plan, (ii) the class and maximum number of shares purchasable per participant under any outstanding purchase right or over the term of the Purchase Plan, and (iii) the class and number of shares purchasable and the price per share payable under all outstanding purchase rights.

    AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

    The  Purchase Plan will terminate upon the  earlier of (i) March 12, 2012 or
(ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights. However, the Board may from time to time alter, amend, suspend or discontinue the provisions of the Purchase Plan. If such right is exercised by the Company, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised thereunder.

    The Board may not, without shareholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) permit payroll deductions at a rate in excess of 10% of the participant's compensation rate, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

    FEDERAL INCOME TAX CONSEQUENCES

    The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of grant or exercise of a purchase option. As summarized below, a participant may become liable for tax upon disposition of the shares acquired, and the method of taxation will depend upon the participant's holding period.

    In order to receive the favorable Federal income tax consequences associated with the Purchase Plan, the participant generally must not sell or dispose of the shares acquired upon exercise of the purchase option within two years from the grant date (the first day of the offering period) or within 12 months after the transfer of the shares to him or her (the Purchase Date). If the participant satisfies these requirements, then the lesser of (a) the excess of the fair market value of the shares at the time of sale or disposition over the option price, or (b) the excess of the fair market value of the shares at the grant date over the option price (which is computed as if exercised on the grant date), will be treated as ordinary income to the participant. Any further gain upon the sale or disposition will generally be taxed as a long-term capital gain calculated by adding the amount of ordinary income to the basis of the shares. If the selling price is less than the option price, there is no ordinary income and the participant would have a long-term capital loss on the difference.

    If the participant fails to satisfy the holding period requirements outlined above, the disposition of shares of Common Stock he or she receives under the Purchase Plan generally will be treated as a "disqualifying disposition." In the event of a disqualifying disposition, the participant generally will recognize ordinary income in the year of disposition equal to the amount by which the fair market value of the stock at the date of exercise exceeded the exercise price. Any additional gain will be long term or short-term gain, depending on how long the participant has held the stock. The Company may be allowed a deduction to the extent of the ordinary income recognizable by the participant. These holding period requirements do not apply to options exercised or stock transferred after the participant's death.

    The company is not entitled to a deduction for amounts taxed as ordinary income to a participant, except to the extent that ordinary income must be reported upon sales or other dispositions of shares before the expiration of the holding period described above.

                            ------------------------

    The foregoing summary of the effect of current Federal income taxation upon participants in the Purchase Plan and the Company with respect to the grant of options for, and the purchase and subsequent disposition by the participant of, shares under the Purchase Plan does not purport to be complete, and reference is made to the applicable provisions of the Internal Revenue Code. The discussion of laws herein is based only on such laws, court decisions and administrative rulings as of the date hereof. The foregoing summary also does not reflect provisions of the income tax laws of any state or foreign jurisdiction in which participants may reside, and does not address prospective estate, gift and other tax consequences of acquiring stock under the Purchase Plan.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required for the approval of the above amendment to the

Purchase Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                  THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF
               THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 4

    The Board of Directors has selected KPMG Peat Marwick LLP ("KPMG") as the independent auditors of the Company for the current fiscal year. The selection of the independent auditors is being submitted to the shareholders for ratification at the Annual Meeting. In the event that ratification by the shareholders of the selection of KPMG as the Company's independent auditors is not obtained, the Board of Directors will reconsider such selection.

    KPMG has audited the Company's financial statements since 1988. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    The ratification of the selection of KPMG will require the affirmative vote of not less than a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                "FOR" THE RATIFICATION OF THE SELECTION OF KPMG.

                                 OTHER BUSINESS

    The Company currently knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

Dated: July 2, 1996                       THE BOARD OF DIRECTORS

                           NETWORK COMPUTING DEVICES, INC.


                                1989 STOCK OPTION PLAN
                          (As amended through July 30, 1996)



    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

    2. DEFINITIONS. As used herein, and in any Option granted hereunder, the following definitions shall apply:

         (a)  "BOARD" shall mean the Board of Directors of the Company.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (d)  "COMPANY" shall mean Network Computing Devices, Inc.

         (e) "COMMITTEE" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

         (f) "CONSULTANT" shall mean any independent contractor retained to perform services for the Company.

         (g) "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of service as an Employee or Non-Employee Director by the Company or any Subsidiary. Continuous Employment shall not be considered interrupted during any period of sick leave, military leave or any other leave of absence approved by the Board or in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company.

         (h) "DISINTERESTED PERSON" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded Options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary. Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule
16b-3(c)(2)(i)(A) or (B) promulgated under the Exchange Act.

         (i) "EMPLOYEE" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.

         (j) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "INCENTIVE STOCK OPTION" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

         (l) "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company or any Subsidiary who is not employed by the Company or such Subsidiary.

         (m) "NONSTATUTORY STOCK OPTION" shall mean an Option granted under the Plan that is not an Incentive Stock Option.

         (n)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (o) "OPTION AGREEMENT" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

         (p) "OPTIONED SHARES" shall mean the Common Stock subject to an Option.

         (q) "OPTIONEE" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

         (r) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined by Section 425(e) of the Code.

         (s)  "PLAN" shall mean this 1989 Stock Option Plan.

         (t) "REGISTRATION DATE" shall mean the effective date of the first registration statement filed by the Company pursuant to Section 12(g) of the Exchange Act with respect to any class of the Company's equity securities.

         (u) "SECTION 162(m)" shall mean Section 162(m) of the Code, as interpreted by the proposed regulations thereunder or by such final regulations as may be adopted pursuant thereto.

         (v) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         (w) "SHARE" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 11 of the Plan.

         (x) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 425(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,405,850 Shares. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

    The Company intends that as long as it is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and is not an investment company registered or required to be registered under the Investment Company Act of 1940, all offers and sales of Options and Shares issuable upon exercise of any Option shall be exempt from registration under the provisions of Section 5 of the Securities Act, and the Plan shall be administered in such a manner so as to preserve such exemption. The Company intends that the Plan shall constitute a written compensatory benefit plan within the meaning of Rule 701(b) of 17 CFR
Section 230.701 promulgated by the Securities and Exchange Commission pursuant to such Act.

    4.   ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

    Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

    The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

         (b)  PROCEDURE AFTER REGISTRATION DATE.  Notwithstanding subsection
(a) above, after the date of registration of the Company's Common Stock on a national securities exchange or the Registration Date, the Plan shall be administered either by: (i) the full Board, provided that all members of the Board are Disinterested Persons; or (ii) a Committee of two (2) or more directors, each of whom is a Disinterested Person. After such date, the Board shall take all action necessary to administer the Plan in accordance with the then effective provisions of Rule 16b-3 promulgated under the Exchange Act, provided that any amendment to the Plan required for compliance with such provisions shall be made consistent with the provisions of Section 13 of the Plan, and said regulations.

         (c) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Directors or consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan; and (ix) to designate which Options granted under the Plan will be issued in reliance on Rule 701.

         (d) EFFECT OF COMMITTEE'S DECISION. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

    5.   ELIGIBILITY.

         (a) PERSONS ELIGIBLE FOR OPTIONS. Options under the Plan may be granted only to Employees, Non-Employee Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, the aggregate fair market value (determined in accordance with the provisions of Section 8(a) of the Plan) of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) shall not exceed $100,000 (determined as of the grant date).

         (b) LIMITATION OF OPTIONS GRANTED TO EACH OPTIONEE. The number of shares subject to options that may be granted under the Plan to any Employee during any fiscal year shall not exceed: (i) 500,000, in the case of any Employee who serves as Chairman of the Board, President, Chief Executive Officer or Chief Operating Officer at any time during such fiscal year; or (ii) 250,000, in the case of any other Employee.

         (c) NO RIGHT TO CONTINUING EMPLOYMENT. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

    6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 18 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    7. TERM OF OPTION. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be five (5) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, provided that no Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 425(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five (5) years from the date such Option is granted.

    8.   OPTION PRICE AND CONSIDERATION.

         (a) OPTION PRICE. Except as provided in subsection (b) below, the option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than:
(i) in the case of Incentive Stock Options, the fair market value of such Shares on the date the Option is granted; or (ii) in the case of Nonstatutory Stock Options, 85% of such fair market value, in each case as determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System), or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in THE WALL STREET JOURNAL.

         (b) TEN PERCENT SHAREHOLDERS. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 425(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the option price for the Shares to be issued pursuant to such Option is at least equal to 110% of the fair market value of such Shares on the grant date determined by the Committee in the manner set forth in subsection (a) above.

         (c) CONSIDERATION. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Sections 408 and 409 of the California General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

    9.   EXERCISE OF OPTION.

         (a) VESTING PERIOD. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, to the extent of twenty-five percent (25%) of the Optioned Shares at the end of the first twelve (12) months of the term of the Option, and to the extent of 1/48 of the Optioned Shares at the end of each full month thereafter, subject to the Optionee's Continuous Employment.

         (b) EXERCISE PROCEDURES. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, payment for the purchase price of Shares upon exercise of an Option may be made through a cashless exercise/sale procedure (through which the funds to pay for the Shares purchased upon exercise of an Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or the transfer agent for the Company's Common Stock), or a cashless exercise/loan procedure (through which the funds to pay for the Shares purchased upon exercise of an Option are obtained from a margin loan from a broker) on or before the settlement date for the sale of such Shares to the broker. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan. After the Registration Date, the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16b-3(d) or (e) promulgated under the Exchange Act.

         (c) DEATH OF OPTIONEE. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety
(90)-day period immediately prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time prior to six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

         (d) DISABILITY OF OPTIONEE. In the event of the permanent and total disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Non-Employee Director, and who was in Continuous Employment as such from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within ninety (90) days following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

         (e) TERMINATION OF STATUS AS EMPLOYEE, NON-EMPLOYEE DIRECTOR OR CONSULTANT. If an Optionee shall cease to be an Employee or Non-Employee Director for any reason other than permanent and total disability or death, or if an Optionee shall cease to be a Consultant for any reason, he or she may, but only within thirty (30) days (or such other period of time as is determined by the Committee) after the date he or she ceases to be an Employee, Non-Employee Director or Consultant, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

         (f) EXERCISE OF OPTION WITH STOCK AFTER REGISTRATION DATE. After the Registration Date, the Committee may permit an Optionee to exercise an Option by delivering shares of the Company's Common Stock or by a cashless exercise/sale or cashless exercise/loan procedure as described in Section 9(b) above. If the Optionee is so permitted, the option agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by: (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option; and/or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the aggregate option price for the Optioned Shares issuable on exercise of the Option. Shares of the Company's Common Stock so delivered or withheld shall be valued at their fair market value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee, in accordance with the provisions of Section 8(a) of the Plan. Any balance of the exercise price shall be paid in cash. Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

         (g)  TAX WITHHOLDING.  After the Registration Date, when an Optionee is required to pay to the Company an amount with respect to tax withholding obligations in connection with the exercise of an Option granted under the Plan, the Optionee may elect prior to the date the amount of such withholding tax is determined (the "Tax Date") to make such payment, or such increased payment as the Optionee elects to make up to the maximum federal, state and local marginal tax rates, including any related FICA obligation, applicable to the Optionee and the particular transaction, by: (i) delivering cash; (ii) delivering part or all of the payment in previously owned shares of Common Stock (whether or not acquired through the prior exercise of an Option); and/or (iii) irrevocably directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a fair market value equal to the amount of tax required or elected to be withheld (a "Withholding Election"). If an Optionee's Tax Date is deferred beyond the date of exercise and the Optionee makes a Withholding Election, the Optionee will initially receive the full amount of Optioned Shares otherwise issuable upon exercise of the Option, but will be unconditionally obligated to surrender to the Company on the Tax Date the number of Shares necessary to satisfy his or her minimum withholding requirements, or such higher payment as he or she may have elected to make, with adjustments to be made in cash after the Tax Date.

    Any withholding of Optioned Shares with respect to taxes arising in connection with the exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall satisfy the following conditions:

              (i) An advance election to withhold Optioned Shares in settlement of a tax liability must satisfy the requirements of Rule 16b-3(d)(1)(i), regarding participant-directed transactions;

              (ii) Absent such an election, the withholding of Optioned Shares to settle a tax liability may occur only during the quarterly window period described in Rule 16b-3(e);

              (iii) Absent an advance election or window period withholding, the Optionee may deliver shares of Common Stock owned prior to the exercise of an Option to settle a tax liability arising upon exercise of the Option, in accordance with Rule 16b-3(f); or

              (iv) The delivery of previously acquired shares of Common Stock (but not the withholding of newly acquired Shares) will be allowed where an election under Section 83(b) of the Code accelerates the Tax Date to a day that occurs less than six (6) months after the advance election and is not within the quarterly window period described in Rule 16b-3(e).

    Any adverse consequences incurred by an Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including without limitation any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

    10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of Shares subject to the Plan pursuant to Section 3, the maximum number of Shares subject to Options that may be granted to any Employee pursuant to Section 5(b), the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

    The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    Unless otherwise determined by the Board, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void. Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the new entity or shall terminate in accordance with the provisions of the preceding sentence.

    12.  TIME OF GRANTING OPTIONS.  Unless otherwise specified by the
Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

    13. AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or add any material benefit to Optionees under the Plan. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

    16. INFORMATION TO OPTIONEE. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its financial statements at least annually.

    17. OPTION AGREEMENT. Options granted under the Plan shall be evidenced by Option Agreements.

    18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted.

                           NETWORK COMPUTING DEVICES, INC.

                             EMPLOYEE STOCK PURCHASE PLAN
                          (As amended through July 30, 1996)


    The following constitutes the Employee Stock Purchase Plan (the "Plan") of Network Computing Devices, Inc. (the "Company").


    1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its majority-owned subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of those sections of the Code. It is the further intention of the Company that the Plan shall not constitute a plan for any purpose or provision under the Employee Retirement Income Security Act of 1974, as amended (29 U.S.C.A. 1001 et seq.).

    2.   DEFINITIONS.

         (a) "Committee" shall mean the Committee appointed by the Board in accordance with Section 13 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

         (b) "Compensation" means a participant's wages, salaries and other amounts received for personal services rendered to the Company or a Parent or Subsidiary, including payments for overtime, shift premium, incentive compensation, bonuses and commissions.

         (c) "Disinterested Person" shall mean a person who has not at any time within one year prior to service as a member of the Committee (or during such service) been granted or awarded options or other equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary. Notwithstanding the foregoing, a member of the Committee shall not fail to be a Disinterested Person merely because he or she participates in a plan meeting the requirements of Rule 16b-3(c)(2)(i)(A) or (B) promulgated under the Securities Exchange Act of 1934, as amended.

         (d) "Employee" means any person who (as of the date of grant of an option under the Plan) is an employee of the Company (or of its Parent or Subsidiary if such employees are to be granted options under the Plan) except for (i) employees whose customary employment is twenty (20) hours or less per week, and (ii) employees whose customary employment is for not more than five
(5) months in any calendar year.

         (e) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (f) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    3.   ELIGIBILITY.

         (a) Any Employee, as defined in Section 2(b), shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option to purchase shares under the Plan: (i) if, immediately after the grant, such Employee would own, directly or indirectly, shares (including shares issuable upon the exercise of outstanding options to purchase stock) possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of its Parent or Subsidiary; or (ii) which permits such Employee's rights to purchase shares under all Employee Stock Purchase Plans of the Company or of its Parent or Subsidiary to accrue at a rate that exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of this subsection:
(A) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (B) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year; and (C) a right to purchase stock which has accrued under one option granted pursuant to the plan may not be carried over to any other option.

    4. OFFERING DATES. The Board or the Committee may from time to time grant or provide for the grant of rights to purchase stock of the Company under the Plan to eligible Employees (the "offering") on a date or dates (the "offering date(s)") selected by the Board or the Committee. The initial offering date shall be the date of the initial public offering of the Company's Common Stock, and the initial offering period shall terminate on May 31, 1993. It is anticipated that subsequent offering periods shall be of twelve (12) months duration, beginning on each June 1 and ending on May 31 of the following year. Each offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate offerings need not be identical, but each offering shall include (through incorporation of the provisions of this Plan by reference in the offering or otherwise) the substance of the provisions contained in Sections 5 through 9, inclusive. The Board or Committee, at its discretion, may redesignate the commencement and termination date of subsequent offering periods and may designate special short offering periods in connection with such redesignations or the initial offering under the Plan; provided, however, that no such redesignation shall affect an offering period in progress.

    5.   PARTICIPATION.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office not less than seven (7) days prior to the commencement of an offering. Once enrolled, an Employee will continue to participate in subsequent offerings until he withdraws from the Plan or his participation is terminated, as provided in Section 10.

         (b) Unless otherwise determined by the Board, each person who, during the course of an offering, first becomes an eligible Employee of the Company may, on the first business day of any month of March, June, September or December which coincides with the day on which such person becomes an eligible Employee or occurs thereafter, become a participant in the Plan by completing a subscription agreement and filing it with the Company's payroll office not less than seven (7) days prior to such date and will receive an option to purchase shares under that offering, which right shall thereafter be deemed to be a part of that offering. Such right shall have the same characteristics as any rights originally granted under that offering, as described herein, except that:

              (1) the date on which such right is granted shall be the "offering date" of such right for all purposes, including determination of the exercise price of such right;

              (2) the purchase period (as defined below) for such right shall begin on its offering date and end coincident with the end of such purchase period; and

              (3) if such person first becomes an eligible Employee within 3 months of the end of the offering period (as defined below) for such offering, he or she will not receive any right under that offering.

         (c) Payroll deductions for a participant shall commence on the first payroll following the commencement of the first offering for which the participant's participation is effective and shall end upon the participant's withdrawal from the Plan or the termination of the participant's participation in the Plan, as provided in Section 10.

         (d) From time to time, as necessary, the Board of Directors of the Company (or the Committee) may meet with representatives of any corporation which becomes a Parent or Subsidiary subsequent to the Plan's adoption date to determine whether and to what extent the Employees of such Parent or Subsidiary shall be eligible to participate in the Plan.

    6.   PAYROLL DEDUCTIONS.

         (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period at a rate not less than $10.00 per month and not exceeding ten percent (10%) of the total compensation which he receives during the offering period.

         (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

         (c) A participant may discontinue his participation in the Plan as provided in Section 10, or may lower, but not increase, the rate of his payroll deductions (within the limitation set forth in subparagraph (a) above) during the offering period by completing or filing with the Company a new authorization for payroll deduction. The change in rate shall be effective within fifteen
(15) days following the Company's receipt of the new authorization.

    7.   GRANT OF OPTION.

         (a) At the beginning of each offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price set forth below) up to the number of shares of the Company's Common Stock determined by dividing each Employee's accumulated payroll deductions for the period (at the rate designated by such Employee, not to exceed an amount equal to ten percent (10%) of his annual compensation as of the date of the commencement of the applicable offering period) by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of said offering period, subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Company's Common Stock shall be determined as provided in subsection (b) below. Rights granted under the Plan shall be exercisable periodically during a six (6) month period or such shorter period as may be determined by the Board (a "purchase period"). In connection with each offering made under this Plan, the Board or the Committee may specify a maximum number of shares which any Employee may be granted the right to purchase pursuant to such offering. In addition, in connection with each such offering, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased pursuant to such offering.

         (b)  The option price per share of such shares shall be the lesser of:
(i) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the date of the commencement of the offering period; or
(ii) eighty-five percent (85%) of the fair market value of a share of the Common Stock of the Company on the purchase date (as defined below). The fair market value of the Company's

Common Stock on such dates shall be determined by the Company's Board of Directors based upon such factors as they deem relevant; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the reported bid price of the Common Stock, as reported in THE WALL STREET JOURNAL (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or the NASDAQ NMS Market, the fair market value per share shall be the opening sales price on such exchange (provided, however, that on the date of the initial public offering of the Company's Common Stock, the opening sales price of a share of Common Stock shall be deemed to be the per share offering price of the Common Stock to the public), on the date of determination.

    8.   EXERCISE OF OPTION.

         (a) Unless otherwise determined by the Board or the Committee, each offering shall be divided into two six-month periods (the "purchase periods"), during each of which contributions are made through payroll deductions and at the end of which (the "purchase date") shares are issued based on the contributions made during the purchase period. Until the offering periods or purchase periods are changed, the purchase dates shall be on each November 30 and May 31. Unless a participant withdraws from the Plan as provided in
Section 10, on each purchase date, each participant's accumulated payroll deductions will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to Section 7(a), at the purchase price stated in Section 7(b). No fractional shares shall be issued upon the exercise of rights granted under the Plan. Any amounts remaining in a participant's account after the purchase of shares at the end of any purchase period shall remain in the account until the end of the last purchase period of any offering period. During the participant's lifetime, only the participant may exercise the options granted under the Plan.

         (b) The Company may require any participant, or his or her successor, as a condition of exercising any rights granted under the Plan, to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the rights for such person's own account and for investment, and not with a present intention of selling or otherwise distributing the stock. The requirement of providing written assurances, and any assurances given pursuant to the requirement, shall be inoperative if (i) the issuance of the shares upon the exercise of the rights has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and qualified under all applicable state securities laws, if required, or (ii) a determination is made by counsel for the Company that such written assurances are not required in the circumstances under the then applicable federal and state securities laws.

    9. DELIVERY. As promptly as practicable after each purchase date, the Company shall arrange for the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to said participant.

    10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

         (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his account under the Plan at any time prior to the end of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, his option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the offering period.

         (b) Upon termination of the participant's employment prior to the end of the offering period for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Section 14, and his option will be automatically terminated.

         (c) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company, so long as the participant is otherwise eligible to participate in such offering or plan.

    11. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

    12.  STOCK.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 1,150,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) at the beginning of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable, provided that no participant shall be granted options to purchase more shares than the maximum number of shares allowable to such participant under the option as calculated pursuant to the provisions of Section 7(a) hereof. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

         (b) The participant will have no interest or voting right in shares covered by the participant's option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

    13. ADMINISTRATION. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board, each of whom shall be a disinterested person, to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. The administration, interpretation or application of the Plan by the Board or its Committee shall be final, conclusive and binding upon all participants. Members of the Board of Directors who are eligible Employees are permitted to participate in the Plan.

    14.  DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an offering period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the end of an offering period.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

    15. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

    16. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    17. REPORTS. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees as soon as practicable after each purchase date, which statements will set forth the total payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    18. CHANGES IN CAPITALIZATION. If any option under this Plan is exercised subsequent to any stock dividend, stock split, spin-off, recapitalization, merger, combination, reclassification, exchange of shares or the like, occurring after such option was granted, as a result of which shares of any class shall be issued in respect of the outstanding shares, or shares shall be changed into the same, whether a different number of the same or another class or classes, the number of shares to which such option shall be applicable and the option price for such shares shall be appropriately adjusted by the Company, as necessary to maintain the equality of rights and privileges afforded participants and shares issuable upon the exercise of options under the Plan, provided that, in any transaction described in Section 424(a) of the Code, the Plan shall be administered in such a manner as to satisfy the provisions of Section 424(a) and the regulations thereunder; and provided further, that any increase in the aggregate number of shares subject to the Plan (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split) must be approved by the Company's shareholders in accordance with Section 22 hereof.

    19. AMENDMENT OR TERMINATION. The Board of Directors of the Company may at any time terminate, modify, extend or renew the Plan or any options granted hereunder. No such termination can affect options previously granted, nor may any such modification, renewal or extension make any change in any option theretofore granted without the consent of the affected participant nor may any such modification, extension or renewal be made without prior approval of the shareholders of the Company if such amendment would:

         (a)  Increase the number of shares reserved under the Plan;

         (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant's compensation rate;

         (c)  Materially modify the eligibility requirements; or

         (d) Materially increase the benefits which may accrue to participants under the Plan.

    It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

    20. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    21. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 22. It shall continue in effect for a term of twenty (20) years unless sooner terminated pursuant to
Section 19.

    22. APPROVAL OF STOCKHOLDERS. The Plan and any increase in the number of shares reserved under the Plan must be approved by the shareholders of the Company within twelve (12) months before or after the date the Plan has been adopted or an increase in the number of shares reserved under the Plan has been approved by the Board of Directors. Any shares purchased before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         NETWORK COMPUTING DEVICES, INC.

                       1996 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Network Computing Devices, Inc., a California Corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 2, 1996, and hereby appoints Rudolph G. Morin and Joseph Ramirez, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Shareholders of Network Computing Devices, Inc., to be held on May 17, 1996, at 2:30 p.m., local time, at 350 North Bernardo Avenue, Mountain View, California, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

- --------------------------------------------------------------------------------
                            * FOLD AND DETACH HERE *

PLEASE MARK YOUR CHOICES LIKE THIS /X/

This proxy will be voted as directed or, if no direction is indicated, will be voted for the election of named directors, for the amendment of the 1989 Stock Option Plan, for the amendment of the Employee Stock Purchase Plan, and for the ratification of the appointment of KPMG Peat Marwick as the independent auditors of the Company.

1.   ELECTION OF DIRECTORS

     FOR  AGAINST
     / /   / /

Nominees
Robert G. Gilbertson, Philip Greer, Paul Low, Stephen A. MacDonald, Peter Preuss


- --------------------------------------------------------------------------------
For all nominees, except as note above

*FOR all nominees listed or, in the discretion of the proxies, for such other persons as may be nominated if any such nominees does not or cannot stand for election (except as indicated).

2. Proposal to approve an amendment to the 1989 Stock Option Plan to increase the number of common stock reserved for issuance thereunder by 1,000,000 shares.

     FOR  AGAINST
     / /   / /

3. Proposal to approve an amendment to the Employee Stock Purchase Plan to increase the number of common stock reserved for issuance thereunder by 500,000 shares.

4. Proposal to ratify the appointment of KPMG Peat Marwick as the independent auditors of the Company.

5. In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting and any adjournment thereof.


(This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


Signature(s)
            --------------------------------------------------------------------
Date
    ----------------------------------------------------------------------------
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- --------------------------------------------------------------------------------
                             * FOLD AND DETACH HERE *